Rule 497(e)
File Nos. 333-158546; 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts
Issued by
Great-West Life & Annuity Insurance Company

Supplement dated May 11, 2017
to the Statement of Additional Information dated May 1, 2017

This Supplement amends certain information contained in the Statement of Additional Information dated May 1, 2017.

The following page, “Report of Independent Registered Public Accounting Firm” is inserted immediately after “Financial Highlights” in the Statement Additional Information.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
FutureFunds Series Account
and the Board of Directors of
Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 4 for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the mutual fund companies; where replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company as listed in Appendix A as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
April 7, 2017